UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2008 (December 17, 2008)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 17, 2008, MidAmerican Energy Holdings Company (“MidAmerican”) entered into a Termination Agreement, by and among MidAmerican, MEHC Investment, Inc., MEHC Merger Sub Inc. (“Merger Sub”), Constellation Energy Group, Inc. (“Constellation Energy”), CER Generation II, LLC, Constellation Power Source Generation, Inc. and Électricité De France International, SA (the “Termination Agreement”), pursuant to which, among other things, the parties agreed to terminate (i) the Agreement and Plan of Merger, dated as of September 19, 2008, by and among MidAmerican, Merger Sub and Constellation Energy, and (ii) two Put Agreements, both dated as of November 6, 2008, by and between MidAmerican, Constellation Energy and certain subsidiaries of Constellation Energy. A copy of the Termination Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

On December 17, 2008, MidAmerican also entered into a Letter Agreement, by and among Constellation Energy, MidAmerican, Merger Sub and MEHC Investment, Inc. (the “Letter Agreement”), pursuant to which Constellation Energy agreed to indemnify MidAmerican, Merger Sub, MEHC Investment, Inc. and certain affiliated parties against liabilities arising out of or related to the aforementioned Termination Agreement and the transactions contemplated thereby. A copy of the Letter Agreement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement

The disclosure set forth in Item 1.01 is incorporated by reference herein.

Item 8.01.  Other Events

On December 17, 2008, in connection with the execution of the Termination Agreement and the Letter Agreement described in Item 1.01 above, MidAmerican and Constellation Energy issued a joint press release announcing the agreements between the parties. A copy of the joint press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1
Termination Agreement, dated December 17, 2008, by and among MidAmerican Energy Holdings Company, MEHC Investment, Inc., MEHC Merger Sub Inc., Constellation Energy Group, Inc., CER Generation II, LLC, Constellation Power Source Generation, Inc. and Électricité De France International, SA.

99.1	Letter Agreement, dated December 17, 2008, by and among Constellation Energy Group, Inc., MidAmerican Energy Holdings Company, MEHC Merger Sub Inc. and MEHC Investment, Inc.

99.2	Joint Press Release of MidAmerican Energy Holdings Company and Constellation Energy Group, Inc. dated December 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: December 17, 2008
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1
Termination Agreement, dated December 17, 2008, by and among MidAmerican Energy Holdings Company, MEHC Investment, Inc., MEHC Merger Sub Inc., Constellation Energy Group, Inc., CER Generation II, LLC, Constellation Power Source Generation, Inc. and Électricité De France International, SA.

99.1	Letter Agreement, dated December 17, 2008, by and among Constellation Energy Group, Inc., MidAmerican Energy Holdings Company, MEHC Merger Sub Inc. and MEHC Investment, Inc.

99.2	Joint Press Release of MidAmerican Energy Holdings Company and Constellation Energy Group, Inc. dated December 17, 2008.